Filed by Corporations Division Administrator   Filing Number: 201870725130   Date: 07/06/2018

LARA Corporations Online Filing System
Department of Licensing and Regulatory Affairs

Form Revision Date 02/2017

ARTICLES OF ORGANIZATION

For use by DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned executes the following Articles:

Article I

The name of the limited liability company is:

US BENEFITS ALLIANCE, LLC

Article II

Unless the articles of organization otherwise provide, all limited liability companies formed pursuant to 1993 PA 23 have the purpose of engaging in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan. You may provide a more specific purpose:

Company will serve as a General Agent for Employee Benefits insurance.

Article III

The duration of the limited liability company if other than perpetual is:

Article IV

The street address of the registered office of the limited liability company and the name of the resident agent at the registered office (P.O. Boxes are not acceptable):

1. Agent Name: CSC-LAWYERS INCORPORATING SERVICE (COMPAMY)
2. Street Address: 1601 ABBOT ROAD
   Apt/Suite/Other:
   City: EAST LANSING
   State: MI   Zip Code: 48823

3. Registered Office Mailing Address:
   P.O. Box or Street Address: 1601 ABBOT ROAD
   Apt/Suite/Other:
   City: EAST LANSING
   State: MI   Zip Code: 48823

Signed this 6th Day of July, 2018 by the organizer(s):

Signature	Title	Title if "Other" was selected
Alex Blumenfrucht	Organizer	

By selecting ACCEPT, I hereby acknowledge that this electronic document is being signed in accordance with the Act. I further certify that to the best of my knowledge the information provided is true, accurate, and in compliance with the Act.

○ Decline   ● Accept

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS

FILING ENDORSEMENT

This is to Certify that the ARTICLES OF ORGANIZATION

for

US BENEFITS ALLIANCE, LLC

ID Number: 802213422

received by electronic transmission on July 06, 2018 ***, is hereby endorsed.***

Filed on July 06, 2018 ***, by the Administrator.***

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 6th day of July, 2018.

Julia Dale, Director

Corporations, Securities & Commercial Licensing Bureau